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EXHIBIT 99.1


                            INGEN TECHNOLOGIES, INC.

                             DIRECTORS' RESOLUTION

                                     2008.1

        BE IT KNOWN THAT, on the 8th day of February, 2008, at a duly constituted special meeting of the Directors of Ingen Technologies, Inc., the following resolution was voted and approved upon motion duly made and seconded:

        Authority is granted for entry into the following agreement as transmitted herewith to the Board:

        Progressive International Holding Co., Ltd. and Ingen Technologies, Inc. (for distribution of Oxyview(TM) in the Peoples' Republic of China, Japan, Korea and India); Agreement dated February 1, 2008, and modified February 5, 2008.

        An 8-K shall be filed upon certification of this Resolution, with the above contract attached, as edited for confidential treatment as determined by management and counsel in accordance with SEC Rule 24B-2.

                           CERTIFICATION BY SECRETARY

        I am the Secretary of Ingen Technologies, Inc. I hereby certify that the foregoing is a true and correct copy of the Resolution adopted by the Board of Directors of Ingen Technologies, Inc. on February 8, 2008 in accordance with the provisions of our Bylaws.

        IN WITNESS WHEREOF, I have this 8th day of February, 2008, subscribed my name as Secretary of Ingen Technologies, Inc. and have caused the corporate seal to be affixed hereto (if such a seal exists).

__________________________________
Secretary of Corporation

                            WAIVER OF NOTICE (2008.1)

The undersigned Directors of Ingen Technologies, Inc. hereby waive notice of the special Directors' meeting held on February 8, 2008. We consent to all actions taken in the meeting. Faxed and electronic signatures are as valid as original signatures hereupon, and may be signed in counterparts.


__________________________________         __________________________________
Scott R. Sand                              Curt Miedema

__________________________________         __________________________________
Chris Wirth                                Yong Sin Khoo

__________________________________         __________________________________
Stephen O'Hara                             John Finazzo

__________________________________
Brad Klearman